UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of Earliest Event Reported): December 24, 2003
                              (December 10, 2003)

                                   P-COM, INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                        0-25356                 59-1834763
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


3175 S. WINCHESTER BOULEVARD, CAMPBELL, CALIFORNIA                 95008
     (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's Telephone Number, Including Area Code: (408) 866-3666

          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

         On December 10, 2003, P-Com, Inc. ("P-Com") consummated its previously announced acquisition of substantially all of the assets of SPEEDCOM Wireless Corporation ("SPEEDCOM"), consisting primarily of SPEEDCOM's fixed broadband equipment business that is commonly known as the Wave Wireless Networking Division. The consideration for the asset purchase consisted of 63,500,000 shares of P-Com's common stock, which were issued to SPEEDCOM on December 15, 2003.

         The acquired assets consist of substantially all of the operating and other assets of SPEEDCOM and are used in the fixed broadband equipment business. In addition, certain members of SPEEDCOM's management team and employees were offered employment with P-Com. P-Com intends to continue to use the acquired assets consistent with their use prior to the acquisition. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the asset purchase agreement, incorporated herein by reference. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired. The financial statements required to be filed in connection with the acquisition were previously filed as part of P-Com's registration statement on Form S-1 (file no. 333-111405) filed with the Securities and Exchange Commission on December 19, 2003.

(b) Pro Forma Financial Information. Pro-forma financial information required to be filed in connection with the acquisition was previously filed as part of P-Com's registration statement on Form S-1 (file no. 333-111405) filed with the Securities and Exchange Commission on December 19, 2003.

(c)      Exhibits.

Exhibit
Number       Description of Document

2.1 (1) Asset Purchase Agreement, dated as of June 16, 2003, by and between P-Com, Inc. and SPEEDCOM Wireless Corporation

2.2 (2) Closing Memorandum, dated as of December 10, 2003 by and between P-Com, Inc. and SPEEDCOM Wireless Corporation.

99.1 News Release of P-Com, Inc., dated December 11, 2003, to announce the completion of the acquisition of the Wave Wireless Networking Division of SPEEDCOM Wireless Corporation.

----------
(1) Incorporated by reference to Exhibit 2.1 to P-Com's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 17, 2003.

(2) Incorporated by reference to Exhibit 10.126 to P-Com's Registration Statement on Form S-1 (file no. 333-111405) filed with the Securities and Exchange Commission on December 19, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   P-COM, INC.

                                   By: /s/ Samuel Smookler
                                       -----------------------------------------
                                       Samuel Smookler
                                       President and Chief Executive Officer

Date: December 24, 2003

                                INDEX OF EXHIBITS

Exhibit
Number       Description of Document

2.1 (1) Asset Purchase Agreement, dated as of June 16, 2003, by and between P-Com, Inc. and SPEEDCOM Wireless Corporation

2.2 (2) Closing Memorandum, dated as of December 10, 2003 by and between P-Com, Inc. and SPEEDCOM Wireless Corporation.

99.1 News Release of P-Com, Inc., dated December 11, 2003, to announce the completion of the acquisition of the Wave Wireless Networking Division of SPEEDCOM Wireless Corporation.

----------
(1) Incorporated by reference to Exhibit 2.1 to P-Com's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 17, 2003.

(2) Incorporated by reference to Exhibit 10.126 to P-Com's Registration Statement on Form S-1 (file no. 333-111405) filed with the Securities and Exchange Commission on December 19, 2003.